Prospectus Supplement

John Hancock Investment Trust

Emerging Markets Equity Fund (the fund)

Supplement dated August 18, 2021 to the current summary prospectus, as may be supplemented (the Summary Prospectus)

Effective September 1, 2021 (the effective date), Talib Saifee will be added as a portfolio manager of the fund. As of the effective date, Philip Ehrmann, Kathryn Langridge, and Talib Saifee will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio, and accordingly, the following will be added to the fund’s portfolio manager information under the heading “Portfolio Management”:

Talib Saifee

Managing Director and Portfolio Manager

Managed the fund since 2021

Effective September 1, 2021, Kathryn Langridge, who currently serves as a portfolio manager of the fund, is taking a temporary, 90-day, leave of absence. Philip Ehrmann and Talib Saifee, also portfolio managers of the fund, will continue to serve as portfolio managers in Ms. Langridge’s absence. The fund does not expect any changes to its investment process or strategies during this period.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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